SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) April 6, 2001


                           KNIGHT TRANSPORTATION, INC.
             (Exact name or registrant as specified in its charter)


           Arizona                                                86-0649974
(State or other jurisdiction        (Commission                 (IRS Employer
      of incorporation)             File Number)             Identification No.)


                  5601 W. Buckeye Road, Phoenix, Arizona 85043
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code (602) 269-2000


                                 Not Applicable
          (Former name or former address, if changed since last report)

ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

     Not applicable.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

     Not applicable.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP.

     Not applicable.

ITEM 4. CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     Not applicable.

ITEM 5. OTHER EVENTS.

     Not applicable.

ITEM 6. RESIGNATION OF REGISTRANT'S DIRECTORS.

     Not applicable.

ITEM 7. FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS.

     Not applicable.

ITEM 8. CHANGE IN FISCAL YEAR.

     Not applicable.

ITEM 9. REGULATION FD DISCLOSURE.

     The Company wishes to disclose the procedures it will follow in complying with Regulation FD, recently adopted by the U.S. Securities and Exchange Commission. The Company will hold conferences with financial analysts within 48 hours after issuing its quarterly and annual earnings press release. The purpose of the conferences will be to discuss the results of operations and other matters with financial analysts.

     The Company will provide the public with notice of the time of such conferences no later than seven (7) days before such conferences. The public will be able to listen to the conferences live via either broadcast on the Internet at the Company's address at www.knighttransportation.com [or other Internet address] or telephonically by dialing a number that will be provided in the Company's notice to the public. In addition, a transcript of such conferences will be posted on the Company's Web site for the seven (7) day period following the conferences. The Company assumes no duty to update any information posted on its Web site.

     If management of the Company attends any investor conferences, the Company will provide a press release of the planned attendance and will release instructions on how the public may gain either telephonic or Internet broadcast access to the conference. In addition, a transcript of such conference will be posted on the Company's Web site for the seven (7) day period following the conference, if a transcript is available.

     The statements made in the conferences may contain forward-looking statements made by the Company that involve risk, assumptions and uncertainties that are difficult to predict. Investors are directed to the information contained in Item 7 (Factors That May Affect Future Performance) of Part II of the Company's annual report on Form 10-K filed with the U.S. Securities and Exchange Commission for risk factors that may affect future operations of the Company.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        KNIGHT TRANSPORTATION, INC.


Dated: April 6, 2001                    /s/ Timothy M. Kohl
       -----------------                ----------------------------------------
                                        Timothy M. Kohl
                                        Executive Vice-President, Secretary,
                                        and Chief Financial Officer